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                                  EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of APACHE Medical Systems, Inc. on Form S-8 of our reports dated March 27, 1998 included in APACHE Medical Systems, Inc.'s Form 10-K for the year ended December 31, 1999.

Vienna, Virginia                          /s/ ARTHUR ANDERSEN, LLP
August 14, 2000